                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  APRIL 7, 2000

                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-24667                     04-3411833
(State or other                     (Commission                 (IRS employer
jurisdiction of                     file number)             identification no.)
incorporation or
 organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (972) 349-6200

               ---------------------------------------------------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)


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ITEM 5. OTHER EVENTS

     On April 7, 2000, the Registrant issued a press release announcing the signing of a letter of intent to enter into a joint venture effective May 1, 2000 between the Registrant and Mancini & Groesbeck, Inc. A copy of this press release is filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (C)  EXHIBITS

               The following Exhibits are filed herewith:

               99.1 Press Release issued by the Registrant on April 7, 2000 regarding the signing of a letter of intent to enter into a joint venture effective May 1, 2000 between the Registrant and Mancini & Groesbeck, Inc.


                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKETING SPECIALISTS CORPORATION


                                             By:     /s/ TIMOTHY M. BYRD
                                                     ---------------------------
                                                     Timothy M. Byrd
                                                     Chief Financial Officer


Date:  April 11, 2000


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                                  EXHIBIT INDEX


EXHIBIT
NO.                 DESCRIPTION
-------             -----------
99.1*               Press Release issued by the Registrant on April 7, 2000
                    regarding the signing of a letter of intent to enter into a joint venture effective May 1, 2000 between the Registrant and Mancini & Groesbeck, Inc.


* filed herewith